UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2015

EnerSys
(Exact name of registrant as specified in its charter)

Commission File Number: 1-32253

Delaware	23-3058564
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
2366 Bernville Road, Reading, Pennsylvania 19605
(Address of principal executive offices, including zip code)
(610) 208-1991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 5, 2015, EnerSys issued an earnings press release discussing its financial results for the first quarter of fiscal 2016. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

Item 5.07. Submission of Matters to a Vote of Security Holders

On July 30, 2015, EnerSys held its Annual Meeting of Stockholders for which the Board of Directors solicited proxies. At the Annual Meeting, the stockholders of EnerSys voted on the following proposals stated in the Proxy Statement dated June 25, 2015.

The proposals voted on by the stockholders of EnerSys at the Annual Meeting were as follows:

Proposal No. 1: The stockholders elected the following director nominees to the Board of Directors, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Hwan-yoon F. Chung	41,492,667	48,870	14,131	1,145,127
Arthur T. Katsaros	41,452,710	88,886	14,072	1,145,127
Gen. Robert Magnus, USMC (Retired)	41,466,681	75,697	13,290	1,145,127

Proposal No. 2: The stockholders reapproved the material terms and performance criteria under the 2010 Equity Incentive Plan and approved the amendment of the Amended and Restated 2010 Equity Incentive Plan to add a specific single individual limit on annual awards, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,517,938	1,232,567	2,805,163	1,145,127

Proposal No. 3: The stockholders ratified the appointment of Ernst & Young LLP as EnerSys’ independent registered public accounting firm for the fiscal year ending March 31, 2016, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,003,499	678,326	18,970	0

Proposal No. 4: The stockholders approved the advisory vote to approve EnerSys’ named executive officer compensation, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,366,455	1,068,273	120,940	1,145,127

Item 7.01.    Regulation FD Disclosure

EnerSys will be making several presentations, whereby it will disclose certain sales, market and other information. EnerSys is furnishing, as Exhibit 99.2 hereto and incorporated herein by reference, such information to the SEC, and such information shall not be deemed to be “filed” for any purpose.

Item 8.01.    Other Events

On August 5, 2015, EnerSys issued a press release announcing that its Board of Directors had declared a quarterly cash dividend of $0.175 per share, payable on September 25, 2015 to stockholders of record as of September 11, 2015. The press release, attached hereto as Exhibit 99.3, is incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release, dated August 5, 2015, of EnerSys regarding the financial results for the first quarter of fiscal 2016.

99.2 Information in presentations by EnerSys.

99.3 Press Release, dated August 5, 2015, of EnerSys regarding a quarterly cash dividend.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnerSys

Date: August 5, 2015	By:	/s/ Richard W. Zuidema
Richard W. Zuidema
Executive Vice President

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release, dated August 5, 2015, of EnerSys regarding the financial results for the first quarter of fiscal 2016.
EX-99.2	Information in presentations by EnerSys.
EX-99.3	Press Release, dated August 5, 2015, of EnerSys regarding a quarterly cash dividend.